                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
               pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  December 27, 2002

(i)     Amount of principal being paid or distributed:
        (a)    Class A-1 Notes:   (1)    $ 0.00

                                  (2)  ( $    -, per $1,000 original principal
                                       amount of the Notes)

        (b)    Class A-2 Notes:   (1)    $25,943,951.98

                                  (2)  ( $    0.0000455, per $1,000 original
                                       principal amount of the Notes)

(ii)    Amount of interest being paid or distributed on:

        (a)    Class A-1 Notes:   (1)    $ 0.00           1.9306300% (Based on
                                       3-Month LIBOR)

                                  (2)  ( $    -, per $1,000 original principal
                                       amount of the Notes)

        (b)    Class A-2 Notes:   (1)    $2,336,288.57    2.1206300% (Based on
                                       3-Month LIBOR)

                                  (2)  ( $   0.0000041, per $1,000 original
                                       principal amount of the Notes)

        (c)    (1)    3 Mo. Libor for the reporting period from the previous
                      Distribution Date was:             1.8700000%
               (2)    The Student Loan Rate was:       Not Applicable

(iii) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

        (a)    Distributed:       (1)    $ 0.00

                                  (2)  ( $    -, per $1,000 original principal
                                       amount of the Notes)

        (b)    Balance:           (1)    $    -

                                  (2)  ( $    -, per $1,000 original principal
                                       amount of the Notes)

(iv)    Pool Balance at end of related Collection Period:        $444,491,638.29

(v)     After giving effect to distributions on this Distribution Date:

        (a)    (1)    Outstanding principal amount of Class A-1 Notes:    $ 0.00

               (2)    Class A-1 Note Pool Factor:       -

        (b)    (1)    Outstanding principal amount of Class A-2
                      Notes:                              $409,891,638.29

               (2)    Class A-2 Note Pool Factor:             0.71860385

(vi)    (a)    (1)    Amount of Servicing Fee for  related Collection
                      Period:                 $478,488.40

               (2)     $ 0.5762144, per $1,000 original principal amount of the
                      Notes.

        (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):

               (1)    Distributed:       $ 0.00

                                         $    -, per $1,000 original principal
                                       amount of the Notes.

               (2)    Balance:           $ 0.00

                                         $    -, per $1,000 original principal
                                       amount of the Notes.

        (c)    Amount of Administration Fee for related Collection
               Period:                      $3,000.00

                              $ 0.0036127, per $1,000 original principal amount
                             of the Notes



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
                                                                          Page 2



(vii)   (a)    Aggregate amount of Realized Losses (if any) for the related
               Collection Period:                     $256.16

        (b)    Delinquent Contracts                     # Disb.              %             $ Amount              %
                                                      -----------          ----           -----------          ----
               30-60 Days Delinquent                          898          1.16%          $11,923,720          3.17%
               61-90 Days Delinquent                          393          0.51%          $ 5,632,904          1.50%
               91-120 Days Delinquent                         293          0.38%          $ 3,756,855          1.00%
               More than 120 Days Delinquent                  636          0.82%          $ 8,061,250          2.15%
               Claims Filed Awaiting Payment                  209          0.27%          $ 1,433,044          0.38%
                                                      -----------          ----           -----------          ----
                  TOTAL                                     2,429          3.14%          $30,807,774          8.20%

(viii)  Amount in the Reserve Account:        $1,411,306.77

(ix)    Amount in the Prefunding Account:       $0.00

(x) Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to be distributed as a payment of principal
        in respect of Notes:                            $ 0.00

(xi) Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period to be distributed as a payment of principal
        in respect of Notes:                            $ 0.00

(xii)   (a)    Cumulative TERI Claims Ration as of Distribution Date       7.85%

        (b)    TERI Trigger Event has not occurred.





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